EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

SUBSIDIARY	JURISDICTION OF INCORPORATION OR FORMATION
2010 Union LP	IL
2960 Beverage Corporation Inc	IL
Abingdon Place of Gastonia LP	NC
Abingdon Place of Greensboro LP	NC
Abingdon Place of Lenoir LP	NC
AH Battery Park Member LLC	OH
AH Battery Park Owner LLC	OH
AH Illinois Owner LLC	DE
AH Michigan CGP Inc.	OH
AH Michigan Owner LP	OH
AH Michigan Subordinated LLC	OH
AH North Carolina Owner LLC	DE
AH Ohio Columbus Owner LLC	DE
AH Pennsylvania Owner LP	OH
AH Pennsylvania Subordinated LLC	OH
AH Texas CGP Inc	OH
AH Texas Owner Limited Partnership	OH
AH Texas Subordinated LLC	OH
AHC Acquisitions Inc	DE
AHC Aventura LLC	DE
AHC Bayside Inc	DE
AHC Capital Inc	DE
AHC Clare Bridge of Gainesville LLC	DE
AHC Exchange Corporation	DE
AHC Exchange Corporation II	DE
AHC Florham Park LLC	DE
AHC Kansas II Inc	DE
AHC Monroe Township LLC	DE
AHC Niagara LLC	NY
AHC PHN I Inc	DE
AHC Properties Inc	DE
AHC Purchaser Inc	DE
AHC Richland Hills LLC	DE
AHC Shoreline Inc	DE
AHC Southland Lakeland LLC	DE
AHC Southland Longwood LLC	DE
AHC Southland Melbourne LLC	DE

AHC Southland Ormond Beach LLC	DE
AHC Sterling House of Brighton LLC	DE
AHC Sterling House of Corsicana LLC	DE
AHC Sterling House of Fairfield LLC	DE
AHC Sterling House of Gainesville LLC	DE
AHC Sterling House of Greenville LLC	DE
AHC Sterling House of Harbison LLC	DE
AHC Sterling House of Jacksonville LLC	DE
AHC Sterling House of Lehigh Acres LLC	DE
AHC Sterling House of Lewisville LLC	DE
AHC Sterling House of Mansfield LLC	DE
AHC Sterling House of Newark LLC	DE
AHC Sterling House of Oklahoma City West LLC	DE
AHC Sterling House of Panama City LLC	DE
AHC Sterling House of Port Charlotte LLC	DE
AHC Sterling House of Punta Gorda LLC	DE
AHC Sterling House of Urbana LLC	DE
AHC Sterling House of Venice LLC	DE
AHC Sterling House of Washington Township LLC	DE
AHC Sterling House of Weatherford LLC	DE
AHC Sterling House of Youngstown LLC	DE
AHC Trailside LLC	DE
AHC Villas of Albany Residential LLC	DE
AHC Villas of the Atrium LLC	DE
AHC Villas Wynwood of Courtyard Albany LLC	DE
AHC Villas Wynwood of River Place LLC	DE
AHC Wynwood of Rogue Valley LLC	DE
Alabama Somerby LLC	DE
ALI Elderly Living I Inc	DE
ALI Elderly Living II Inc	DE
ALI Elderly Living III Inc	DE
ALI Palmer Ranch East Inc	DE
ALS Canada Inc	DE
ALS Clare Bridge Inc	DE
ALS Crossings Inc	DE
ALS Financing Inc	KS
ALS Holdings Inc	DE
ALS Kansas Inc	DE
ALS Kenosha Inc	DE
ALS Leasing Inc	DE
ALS National Inc	DE
ALS National SPE I Inc	DE
ALS National SPE II Inc	DE
ALS National SPE III Inc	DE

ALS North America Inc	DE
ALS Olathe I Inc	DE
ALS Properties Holding Company LLC	DE
ALS Properties Tenant I LLC	DE
ALS Properties Tenant II LLC	DE
ALS Silverwood Inc	DE
ALS Sparks Holding Inc	DE
ALS Stonefield Inc	DE
ALS Venture II Inc	DE
ALS Westwood Inc	DE
ALS Wisconsin Holdings Inc	DE
ALS Wovenhearts Inc	DE
ALS Wovenhearts Minnesota Inc	DE
ALS Wynwood Inc	DE
Alternative Living Services Home Care Inc	NY
Alternative Living Services Midwest Inc	MI
Alternative Living Services New York Inc	DE
Alterra Assisted Living Services Inc	MI
Alterra Healthcare Corporation	DE
American Retirement Corporation	TN
ARC Air Force Village LP	TN
ARC Aurora LLC	TN
ARC Bahia Oaks Inc	TN
ARC Bay Pines Inc	TN
ARC Belmont LLC	TN
ARC Boca Raton Inc	TN
ARC Boynton Beach LLC	TN
ARC Bradenton HC Inc	TN
ARC Bradenton Management Inc	TN
ARC Bradenton RC Inc	TN
ARC Brandywine GP LLC	TN
ARC Brandywine LP	DE
ARC Brookmont Terrace Inc	TN
ARC Carriage Club of Jacksonville Inc	TN
ARC Castle Hills LP	TN
ARC Charlotte Inc	TN
ARC Cleveland Heights LLC	TN
ARC Cleveland Park LLC	TN
ARC Coconut Creek LLC	TN
ARC Coconut Creek Management Inc	TN
ARC Corpus Christi LLC	TN
ARC Countryside LLC	TN
ARC Creative Marketing LLC	TN
ARC Cypress LLC	TN

ARC Cypress Station LP	TN
ARC Deane Hill LLC	TN
ARC Delray Beach LLC	TN
ARC Denver Monaco LLC	DE
ARC Epic Holding Company Inc	TN
ARC ESC Therapy Services of Phoenix LLC	DE
ARC ESC Therapy Services of Seattle LLC	DE
ARC Flint Inc	TN
ARC FM GP Holding Inc	DE
ARC FM Holding Company LLC	DE
ARC FM Limited LLC	DE
ARC Fort Austin Properties LLC	TN
ARC Freedom LLC	TN
ARC Freedom Square LLC	DE
ARC Freedom Square Management Inc	TN
ARC Galleria Woods Inc	TN
ARC Greenwood Village Inc	TN
ARC Hampton Post Oak Inc	TN
ARC HDV LLC	TN
ARC Heritage Club Inc	TN
ARC Holland Inc	TN
ARC Holland Real Estate Holdings LLC	DE
ARC Holley Court LLC	TN
ARC Holley Court Management Inc	TN
ARC Homewood Corpus Christi LP	TN
ARC Homewood Victoria Inc	TN
ARC Houston Therapy GP LLC	TN
ARC Imperial Plaza Inc	TN
ARC Imperial Services Inc	TN
ARC LaBarc Real Estate Holdings LLC	DE
ARC Lady Lake Inc	TN
ARC Lake Seminole Square Real Estate Holdings LLC	DE
ARC Lakeway ALF Holding Company LLC	DE
ARC Lakeway LLC	TN
ARC Lakeway II LP	TN
ARC Lakeway LP	TN
ARC Lakeway SNF LLC	TN
ARC Lakewood LLC	TN
ARC LifeMed Inc	TN
ARC LP Holdings LLC	TN
ARC Lowry LLC	TN
ARC Management Corporation	TN
ARC Management LLC	TN
ARC Minnetonka LLC	DE

ARC Naples LLC	TN
ARC Northwest Hills Limited Partnership	TN
ARC Oakhurst Inc	TN
ARC Overland Park LLC	DE
ARC Park Regency Inc	TN
ARC Parklane Inc	TN
ARC Partners II Inc	TN
ARC Pearland LP	TN
ARC Pecan Park LP	TN
ARC Pecan Park Padgett Inc	TN
ARC Peoria II Inc	TN
ARC Peoria LLC	TN
ARC Pharmacy Services LLC	TN
ARC Pinegate LP	TN
ARC Post Oak LP	TN
ARC Richmond Heights LLC	TN
ARC Richmond Heights SNF LLC	TN
ARC Richmond Place Inc	DE
ARC Rossmoor Inc	TN
ARC Roswell LLC	DE
ARC Santa Catalina Inc	TN
ARC SCC Inc	TN
ARC Scottsdale LLC	TN
ARC Shadowlake LP	TN
ARC Shavano LP	TN
ARC Shavano Park Inc	TN
ARC Somerby Holdings Inc	TN
ARC Spring Shadow LP	TN
ARC Sun City Center Inc	TN
ARC Sun City Center Real Estate Holdings LLC	DE
ARC Sun City Golf Course Inc	TN
ARC Sun City West LLC	DE
ARC Sweet Life Rosehill LLC	TN
ARC Sweet Life Shawnee LLC	TN
ARC Tanglewood GP LLC	DE
ARC Tanglewood LP	DE
ARC Tarpon Springs Inc	TN
ARC Tennessee GP Inc	TN
ARC Therapy Services LLC	TN
ARC Therapy Services of San Antonio GP LLC	TN
ARC Tucson LLC	DE
ARC Vegas LLC	DE
ARC Victoria LP	TN
ARC Villages Holdings Company LLC	DE

ARC Villages IL LLC	DE
ARC Villages LLC	DE
ARC Westlake Village Inc	TN
ARC Westlake Village SNF LLC	DE
ARC Westover Hills LP	TN
ARC Willowbrook LP	TN
ARC Willowbrook ME LLC	TN
ARC Wilora Assisted Living LLC	TN
ARC Wilora Lake Inc	TN
ARCLP Charlotte LLC	TN
ARCPI Holdings Inc	DE
Asheville Manor LP	NC
Assisted Living Properties Inc	KS
Bayswater Associates LP	DE
BCI Construction Inc	KS
BCINC Inc	KS
Belleville Assocates	IL
BKD Clare Bridge of Oklahoma City SW LLC	DE
BKD Clare Bridge of Olympia LLC	DE
BKD Clare Bridge of Spokane LLC	DE
BKD Clare Bridge of Wichita LLC	DE
BKD Overland Park II LLC	DE
BKD Personal Assistance Services LLC	DE
BKD Robin Run Real Estate Inc	DE
BKD Sterling House of Bloomington LLC	DE
BKD Sterling House of Colorado Springs Briargate LLC	DE
BKD Sterling House of Deland LLC	DE
BKD Sterling House of Denton Parkway LLC	DE
BKD Sterling House of Junction City LLC	DE
BKD Sterling House of Kokomo LLC	DE
BKD Sterling House of Lawton LLC	DE
BKD Sterling House of Loveland Orchards LLC	DE
BKD Sterling House of Wichita Tallgrass LLC	DE
BKD Wynwood of Richboro Northhampton LLC	DE
BLC Acquisitions Inc	DE
BLC Adrian GC LLC	DE
BLC AH Investor Acquisition LLC	DE
BLC Albuquerque GC LLC	DE
BLC Atrium at San Jose LP	DE
BLC Atrium at San Jose LLC	DE
BLC Atrium Jacksonville LLC	DE
BLC Atrium Jacksonville SNF LLC	DE
BLC Barton Stone LLC	DE
BLC Belleville GC LLC	DE

BLC Brendenwood LLC	DE
BLC Bristol GC LLC	DE
BLC Brookdale Place of San Marcos LP	DE
BLC Brookdale Place of San Marcos LLC	DE
BLC California LLC	DE
BLC Califorina LP	DE
BLC Cedar Springs LLC	DE
BLC Chancellor Lodi Inc	DE
BLC Chancellor Lodi LH LLC	DE
BLC Chancellor Lodi LP	DE
BLC Chancellor Murrieta Inc	DE
BLC Chancellor Murrieta LH LLC	DE
BLC Chancellor Murrieta LP	DE
BLC Chancellor Windsor Inc	DE
BLC Chancellor Windsor LP	DE
BLC Chatfield LLC	DE
BLC Club Hill LP	DE
BLC Crystal Bay LLC	DE
BLC Cypress Village LLC	DE
BLC Dayton GC LLC	DE
BLC Devonshire of Hoffman Estates LLC	DE
BLC Devonshire of Lisle LLC	DE
BLC Edina Park Plaza LLC	DE
BLC Emerald Crossings LLC	DE
BLC Farmington Hills GC LLC	DE
BLC Federal Way LH LLC	DE
BLC Federal Way LLC	DE
BLC Finance I LLC	DE
BLC Findlay GC LLC	DE
BLC Fort Myers GC LLC	DE
BLC Foxwood Springs LLC	DE
BLC Gables at Farmington LLC	DE
BLC Gables Monrovia Inc	DE
BLC Gables Monrovia LP	DE
BLC Gardens Chino Inc	DE
BLC Gardens Chino LH LLC	DE
BLC Gardens Chino LP	DE
BLC Gardens Santa Monica Inc	DE
BLC Gardens Santa Monica LH LLC	DE
BLC Gardens Santa Monica LP	DE
BLC Gardens Tarzana Holding LLC	DE
BLC Gardens Tarzana Inc	DE
BLC Gardens Tarzana LP	DE
BLC Gardens Tarzana LLC	DE

BLC GC Member LLC	DE
BLC GC Texas LP	DE
BLC GFB Member LLC	DE
BLC Glenwood Gardens AL LH LLC	DE
BLC Glenwood Gardens AL LP	DE
BLC Glenwood Gardens Inc	DE
BLC Glenwood Gardens SNF Inc	DE
BLC Glenwood Gardens SNF LH LLC	DE
BLC Glenwood Gardens SNF LP	DE
BLC Hawthorne Lakes LLC	DE
BLC Homes of Cypress LLC	DE
BLC Inn at the Park Inc	DE
BLC Inn at the Park LP	DE
BLC Island Lake LLC	DE
BLC Issuer II LLC	DE
BLC Jackson Oaks LLC	DE
BLC Kansas City GC LLC	DE
BLC Kansas LLC	DE
BLC Kenwood of Lake View LLC	DE
BLC Las Vegas GC LLC	DE
BLC Lenoir LLC	DE
BLC Lexington Inc	DE
BLC Lexington LP	DE
BLC Lexington SNF LLC	DE
BLC Lodge at Paulin Inc	DE
BLC Lodge at Paulin LP	DE
BLC Lubbock GC LP	DE
BLC Lubbock GC LLC	DE
BLC Management 3 LLC	DE
BLC Management of Texas LLC	DE
BLC Mirage Inn Inc	DE
BLC Mirage Inn LP	DE
BLC Montrose LLC	DE
BLC New York Holdings Inc	DE
BLC Nohl Ranch Inc	DE
BLC Nohl Ranch LP	DE
BLC Novi GC LLC	DE
BLC Oak Tree Villa Inc	DE
BLC Oak Tree Villa LP	DE
BLC Oakview Terrace LLC	DE
BLC Ocean House Inc	DE
BLC Ocean House LP	DE
BLC of Texas II LP	DE
BLC Oklahoma LLC	DE

BLC Overland Park GC LLC	DE
BLC Pacific Inn Inc	DE
BLC Pacific Inn LP	DE
BLC Park Place LLC	DE
BLC Patriot Heights LP	DE
BLC Patriot Heights LLC	DE
BLC Pennington Place LLC	DE
BLC Phoenix GC LLC	DE
BLC Pinecastle LLC	DE
BLC Ponce de Leon LLC	DE
BLC Properties I LLC	DE
BLC Ramsey LLC	DE
BLC Regency San Jose Inc	DE
BLC Regency San Jose LP	DE
BLC River Bay Club LLC	DE
BLC Robin Run LP	DE
BLC Robin Run LLC	DE
BLC Robinswood Pointe LLC	DE
BLC Roman Court LLC	DE
BLC Roswell LLC	DE
BLC Sand Point LLC	DE
BLC Sheridan LLC	DE
BLC Southerland Place Germantown LLC	DE
BLC Southerland Place Mandeville LLC	DE
BLC Southerland Place Midlothian LLC	DE
BLC Springfield GC LLC	DE
BLC Springs at East Mesa LLC	DE
BLC Tampa GC LLC	DE
BLC Tavares GC LLC	DE
BLC The Berkshire of Castleton LP	DE
BLC The Berkshire of Castleton LLC	DE
BLC The Fairways LH LLC	DE
BLC The Fairways LLC	DE
BLC The Gables at Brighton LLC	DE
BLC The Hallmark LLC	DE
BLC The Heritage of Des Plaines LLC	DE
BLC The Willows LLC	DE
BLC Victorian Manor LLC	DE
BLC Village at Skyline LLC	DE
BLC Wellington Athens LLC	DE
BLC Wellington Cleveland LLC	DE
BLC Wellington Colonial Heights LLC	DE
BLC Wellington Fort Walton Beach LLC	DE
BLC Wellington Gardens LLC	DE

BLC Wellington Greeneville TN LLC	DE
BLC Wellington Greenville MS LLC	DE
BLC Wellington Hampton Cove LLC	DE
BLC Wellington Hixson LLC	DE
BLC Wellington Johnson City LLC	DE
BLC Wellington Kennesaw LLC	DE
BLC Wellington Kingston LLC	DE
BLC Wellington Maryville LLC	DE
BLC Wellington Newport LLC	DE
BLC Wellington Rancho Mirage Inc	DE
BLC Wellington Rancho Mirage LP	DE
BLC Wellington Sea LLC	DE
BLC Wellington Sevierville LLC	DE
BLC Wellington Shoals LLC	DE
BLC Westwood LLC	DE
BLC Williamsburg LLC	DE
BLC Windsor Place LLC	DE
BLC Woodside Terrace LP	DE
BLC Woodside Terrace LLC	DE
Brighton Manor Associates LP	DE
Brookdale Chancellor Inc	DE
Brookdale Class B LLC	DE
Brookdale Corporate LLC	DE
Brookdale Cypress Management LLC	DE
Brookdale Cypress Management Texas LP	DE
Brookdale Development LLC	DE
Brookdale F&B LLC	DE
Brookdale Gardens Holding I LLC	DE
Brookdale Gardens Holding II LLC	DE
Brookdale Gardens Holding III LLC	DE
Brookdale Gardens Inc	DE
Brookdale Liberty Inc	DE
Brookdale Living Communities GC LLC	DE
Brookdale Living Communities GC Texas Inc	DE
Brookdale Living Communities Inc	DE
Brookdale Living Communities of Florida Inc	DE
Brookdale Living Communities of Florida PB LLC	DE
Brookdale Living Communities of Florida PO LLC	DE
Brookdale Living Communities of Illinois DNC LLC	DE
Brookdale Living Communities of Illinois GE Inc	DE
Brookdale Living Communities of Illinois GV LLC	DE
Brookdale Living Communities of Illinois Huntley LLC	DE
Brookdale Living Communities of Illinois HV LLC	DE
Brookdale Living Communities of Michigan Inc	DE

Brookdale Living Communities of Missouri CC LLC	DE
Brookdale Living Communities of New York BPC Inc	DE
Brookdale Living Communities of North Carolina Inc	DE
Brookdale Living Communities of Ohio SP LLC	DE
Brookdale Living Communities of Pennsylvania ML Inc	DE
Brookdale Living Communities of Texas Club Hill LLC	DE
Brookdale Living Communities of Texas II Inc	DE
Brookdale Living Communities of Texas Inc	DE
Brookdale Management Akron LLC	DE
Brookdale Management DP LLC	DE
Brookdale Management Holding LLC	DE
Brookdale Management II LLC	DE
Brookdale Management of California LLC	DE
Brookdale Management of Florida PO LLC	DE
Brookdale Management of Illinois GV LLC	DE
Brookdale Management of Maine HC LLC	DE
Brookdale Management of New Jersey CC LLC	DE
Brookdale Management of Texas LP	DE
Brookdale Management Services LLC	DE
Brookdale Management Tanglewood LP	DE
Brookdale Operations LLC	DE
Brookdale Provident Management LLC	DE
Brookdale Provident Properties LLC	DE
Brookdale Senior Housing LLC	DE
Brookdale Senior Living Inc	DE
Brookdale Services of New Jersey CC LLC	DE
Brookdale Wellington Inc	DE
Brookdale Wellington Lessee Inc	DE
Burlington Manor ALZ LLC	NC
Burlington Manor LLC	NC
Cambridge Retirement Village LP	TX
Carolina House of Asheboro LLC	NC
Carolina House of Bluffton LLC	NC
Carolina House of Cary LLC	NC
Carolina House of Chapel Hill LLC	NC
Carolina House of Charlotte LLC	NC
Carolina House of Durham LLC	NC
Carolina House of Elizabeth City LLC	NC
Carolina House of Florence LLC	NC
Carolina House of Forest City LLC	NC
Carolina House of Greenville LLC	NC
Carolina House of Hilton Head LLC	NC
Carolina House of Lexington LLC	NC
Carolina House of Morehead City LLC	NC

Carolina House of Reidsville LLC	NC
Carolina House of Smithfield LLC	NC
Carolina House of the Village of Pinehurst LLC	NC
Carolina House of Wake Forest LLC	NC
Churchill Manor Associates LP	DE
Clare Bridge Cottage of Topeka LP	KS
Clare Bridge of Leawood LP	KS
Clinton Sterling Cottage Operator Inc	NY
Cloverleaf Associates LP	DE
Cloverleaf Associates LP II	DE
Cloverleaf Associates LP III	DE
Cloverset Place LP	MO
Cloverset Valley Associates LP	DE
CMCP Club Hill LP	TX
CMCP Island Lake LLC	DE
CMCP Montrose LLC	DE
CMCP Pinecastle LLC	DE
CMCP Properties Inc	DE
CMCP Roswell LLC	DE
CMCP Texas Inc	DE
CMCP Williamsburg LLC	DE
Concord Associates LP	DE
Concord Manor LP	NC
Coventry Corporation	KS
Coventry Corporation of the Republic Inc	NC
Crossings International Corporation	WA
Crossings Management Inc	WA
Cypress Arlington & Leawood JV LLC	DE
Cypress Arlington GP LLC	DE
Cypress Arlington LP	TX
Cypress Dallas & Ft. Worth JV LLC	DE
Cypress Dallas GP LLC	DE
Cypress Dallas LP	DE
Cypress Ft. Worth GP LLC	DE
Cypress Ft. Worth LP	DE
Cypress Leawood LLC	DE
Danville Place I LLC	VA
Danville Place Special Management LLC	NC
Denver Lowry JV Holding Company LLC	DE
Denver Lowry JV LLC	DE
Denver Lowry JV SPE LLC	DE
Devon Associates	MI
Eden Estates LLC	NC
Essex Associates LP	DE

FEBC ALT Acquisition Inc	DE
FEBC ALT Holdings Inc	DE
FEBC ALT Investors Inc	DE
FEBC ALT Investors LLC	DE
FIT ALT Investor LLC	DE
FIT Cypress Homes LLC	DE
FIT Cypress Village LLC	DE
FIT Foxwood Springs Homes LLC	DE
FIT Foxwood Springs LLC	DE
FIT Kansas Christian LLC	DE
FIT Lenoir LLC	DE
FIT Oklahoma Christian LLC	DE
FIT Patriot Heights GP Inc	DE
FIT Ramsey LLC	DE
FIT REN Holdings GP Inc	DE
FIT REN LLC	DE
FIT REN Mirage Inn LP	DE
FIT REN Nohl Ranch LP	DE
FIT REN Oak Tree LP	DE
FIT REN Ocean House LP	DE
FIT REN Pacific Inn LP	DE
FIT REN Park LP	DE
FIT REN Paulin Creek LP	DE
FIT REN The Gables LP	DE
FIT REN The Lexington LP	DE
FIT Robin Run GP Inc	DE
FIT Skyline LLC	DE
Flamingo Vista Associates LP	NV
Flint Michigan Retirement Housing LLC	MI
Fort Austin Limited Partnership	TX
Fortress CCRC Acquisition LLC	DE
Freedom Group Lake Seminole Square Inc	TN
Freedom Group Naples Management Company Inc	TN
Freedom Pointe at the Villages Condominium Association Inc (FL)	FL
Freedom Village of Bradenton Holding Company LLC	DE
Freedom Village of Bradenton LLC	DE
Freedom Village of Sun City Center Ltd	FL
FV SPE LLC	DE
FV Real Estate Holding Company LLC	DE
Gaston Manor LLC	NC
Gaston Place LLC	NC
Gastonia Village LLC	NC
GFB AS Adrian GP LLC	DE
GFB AS Adrian Loan LP	DE

GFB AS Flamingo GP LLC	DE
GFB AS Flamingo Loan LP	DE
GFB AS Investors LLC	DE
GFB AS LP LLC	DE
GFB AS Manager Corp	DE
GFB AS Morristown GP LLC	DE
GFB AS Morristown Loan LP	DE
GFB AS Paradise GP LLC	DE
GFB AS Paradise Loan LP	DE
GFB AS TO LLC	DE
GFB AS Twin Lakes Loan GP LLC	DE
GFB AS Twin Lakes Loan LP	DE
GFB AS West Oak GP LLC	DE
GFB AS West Oak Loan LP	DE
GFB AS Westland GP LLC	DE
GFB AS Westland Loan LP	DE
GFB Belleville/Essex Inc	DE
GFB Cambridge/Lubbock Inc	DE
GFB Cloverset/Cloverleaf Inc	DE
GFB Devon/Windsor Inc	DE
GFB Flamingo/Sierra Vista Inc	DE
GFB Paradise Inc	DE
GFB Springfield/Millbrook Inc	DE
Grand Court Albuquerque Associates	NM
Grand Court Bayshore Associates	FL
Grand Court Bryan Station Associates	DE
Grand Court Facilities Inc III	DE
Grand Court Facilities Inc IX	DE
Grand Court Facilities Inc VI	DE
Grand Court Facilities Inc VII	DE
Grand Court Facilities Inc VIII	DE
Grand Court Facilities Inc X	DE
Grand Court Facilities Inc XV	DE
Grand Court Facilities Inc XVI	DE
Grand Court Facilities Inc XVIII	DE
Grand Court Facilities Inc. XI	DE
Grand Court Facilities Inc. XII	DE
Grand Court Facilities Inc. XIII	DE
Grand Court Facilities Inc. XIV	DE
Grand Court Henley Associates LP	FL
Greensboro Manor LP	NC
Heartland Retirement Services Inc	WI
Henley Associates LP	DE
Hickory Manor LLC	NC

High Point Manor at Skeet Club LP	NC
High Point Manor LP	NC
High Point Place LLC	NC
Homewood at Brookmont Terrace LLC	TN
Innovative Senior Care Home Health of Houston LLC	DE
Innovative Senior Care Home Health of Ohio, LLC	DE
Innovative Senior Care Home Health of San Antonio LLC	DE
Innovative Senior Care Home Health of Tampa LLC	DE
Institute for Optimal Aging	TN
Ithaca Bundy Tenant Inc	NY
Ithaca Sterling Cottage Operator Inc	NY
Kenmore Tenant Inc	NY
KGC Operator Inc	DE
KGC Shoreline Operator Inc	DE
Knightsbridge Associates LP	DE
KPS Dallas LP	DE
KPS Denver LLC	DE
KPS Phoenix LLC	DE
KPS San Antonio LP	DE
LaBarc LP	TN
Lake Seminole Square Management Company Inc	TN
Leisure Facilities Inc III	DE
Leisure Facilities Inc IV	DE
Leisure Facilities Inc IX	DE
Leisure Facilities Inc V	DE
Leisure Facilities Inc VI	DE
Leisure Facilities Inc VII	DE
LifeMed LLC	DE
Lubbock Village Associates LP	DE
Manchester Manor Associates LP	DE
Manlius Clare Bridge Operator Inc	NY
Manlius Tenant Inc	NY
Midland Manor Associates LP	DE
Millbrook Hills Associates LP	DE
Niagara Landholding Company LLC	NY
Niagara Nash Road LLC	NY
Niagara Nash Tenant Inc	NY
Niagara Sterling Cottage Operator Inc	NY
Niskayuna Clare Bridge Operator Inc	NY
Niskayuna Tenant Inc	NY
Palm Coast Health Care Inc	FL
Paradise Retirement Center LP	AZ
Paradise Valley Associates LP	DE
Park Place Investments LLC	KY

Perinton Clare Bridge Operator Inc	NY
Plaza Professional Pharmacy Inc	VA
Pomacy Corporation	DE
Reynolda Park LP	NC
River Oaks Partners	DE
Rockland Veterans Memorial Drive LLC	NY
Roswell Therapy Services LLC	DE
SALI Acquisition 1 A/GP LLC	NC
SALI Acquisition 1 A/LP LLC	NC
SALI Acquisition III/GP LLC	NC
SALI Acquisition III/LP LLC	NC
SALI Assets LLC	NC
SALI Management Advisors LLC	NC
SALI Management Services I LLC	NC
SALI Management Services II LLC	NC
SALI Management Services III LLC	NC
SALI Martinsville LLC	NC
SALI Merger Sub Inc	DE
SALI Monroe Square LLC	NC
SALI Tenant LLC	NC
SALI Williamsburg LLC	NC
Salisbury Gardens LLC	NC
Senior Houston Therapy LP	TX
Senior Services Insurance Limited	Cayman Islands
SHP ARC II LLC	DE
Sierra Vista Associates LP	DE
Sinclair Associates LP	DE
Southern Assisted Living Inc	NC
Springfield/Findlay Associates	OH
Statesville Manor LP	NC
Statesville Manor on Peachtree ALZ LLC	NC
Statesville Place LLC	NC
T Lakes LC	FL
TabSafe Medical Services Inc	GA
TabSafe Medical Services LLC	DE
TabSafe Prescription Services LLC	GA
Taveres Center Associates	FL
Trinity Towers Limited Partnership	TN
Twin Lakes LP	OK
Union Park LLC	NC
Victoria Manor Associates LP	DE
Warwick Associates LP	DE
Waterford Shores Associates LP	DE
Waterford Shores Associates LP II	DE

Weddington Park LP	NC
West Oak Associates	MI
Western Oaks Associates LP	DE
Williamsville Clare Bridge Operator Inc	NY
Windsor Associates LP	DE
Wovencare Systems Inc	WI